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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                       Securities and Exchange Act of 1934

        Date of Report (date of earliest event reported): August 3, 2006

                          PEDIATRIX MEDICAL GROUP, INC.
                          -----------------------------
             (Exact Name of Registrant as Specified in Its Charter)


           Florida                  001-12111                65-0271219
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 (State or Other Jurisdiction   (Commission File           (IRS Employer
       of Incorporation)             Number)             Identification No.)

                              1301 Concord Terrace
                             Sunrise, Florida 33323
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                     (Address of principal executive office)

Registrant's telephone number, including area code (954) 384-0175
                                                   --------------

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c



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Item 2.02. Results of Operations and Financial Condition.

     On August 3, 2006, Pediatrix Medical Group, Inc. (the "Company" or "Pediatrix") issued a press release announcing revenues and other selected unaudited financial information for the three and six months ended June 30, 2006 (the "Release"). A copy of the Release is attached hereto as Exhibit 99.1 and is hereby incorporated in this Current Report by reference. The information contained in this Item 2.02, including Exhibit 99.1, shall not be deemed "filed" with the Securities and Exchange Commission nor incorporated by reference in any registration statement or other document filed by the Company under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


Item 8.01. Other Events.

     In the Release, the Company announced that the Audit Committee of its Board of Directors is reviewing the Company's practices relating to its stock option grants. This voluntary review was initiated following a shareholder inquiry and in light of recent reports in the financial media regarding stock option practices. The review is being conducted with the assistance of the Audit Committee's outside legal counsel. Pediatrix does not intend to comment on any aspect of the review or possible outcome until after the Audit Committee completes its review. At that time, Pediatrix expects to provide an update as to the Audit Committee's findings.

     As a result of the review, the Company will announce its complete financial results for the second quarter of fiscal 2006 following the completion of the Audit Committee's work. Based on the status of the review to date, Pediatrix believes that it will not be able to report full results for the second quarter of 2006 and file its Form 10-Q for the second quarter by the filing deadline.


Item 9.01  Financial Statements and Exhibits

     (a)   Financial Statements of Business Acquired.

           Not applicable

     (b)   Pro Forma Financial Information.

           Not applicable

     (c)   Exhibits

           99.1--  Press Release dated August 3, 2006



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PEDIATRIX MEDICAL GROUP, INC.



Date: August 3, 2006                         By: /s/ Karl B. Wagner
                                                 ------------------
                                                 Name: Karl B. Wagner
                                                 Title: Chief Financial Officer


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                                  EXHIBIT INDEX


     Exhibit No.                           Description

     99.1                    Press Release dated August 3, 2006.